INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Preliminary Proxy Statement

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Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

ULTRASTRIP SYSTEMS, INC.

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant

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3515 S.E. Lionel Terrace

Stuart, Florida 34997

Annual Meeting – November 17, 2003

October 17, 2003

Dear Shareholder:

You are invited to attend the Company’s 2003 annual meeting of shareholders on Monday, November 17, 2003, at 10:00 a.m. at the Hutchinson Island Marriott Beach Resort, 555 NE Ocean Boulevard, Stuart, Florida.

The annual meeting will include a report on our operations, followed by discussion and voting on the matters set forth in the accompanying notice of annual meeting of shareholders and proxy statement. We will also discuss other business matters properly brought before the meeting.

At this year’s annual shareholders meeting, shareholders will vote on the election of eleven directors, a new 2003 Stock Option Plan for Outside Directors and Advisory Board Members, and a new 2003 Equity Incentive Plan.

Your vote is important. If you are not able to attend the meeting, please complete, date and sign your proxy card and return it in the enclosed envelope, so that your shares will be represented and voted at the meeting. Even if you plan to attend the meeting, you can vote in advance by returning a completed form of proxy.

Sincerely,

Stephen R. Johnson

Chief Executive Officer

ULTRASTRIP SYSTEMS, INC.

3515 S.E. Lionel Terrace

Stuart, Florida 34997

Notice of Annual Meeting of Shareholders

The Annual Meeting of the Shareholders of Ultrastrip Systems, Inc. (“Ultrastrip”) will be held on Monday, November 17, 2003, at 10:00 a.m., local time, at the Hutchinson Island Marriott Beach Resort, Stuart, Florida, to consider and take action on the following:

1)

Election of eleven directors to serve for the ensuing year and until their successors are duly elected;

2)

Approval of the 2003 Stock Option Plan for Outside Directors and Advisory Board Members;

3)

Approval of the 2003 Equity Incentive Plan; and

4)

Transaction of any other business properly brought before the meeting.

The Board of Directors recommends a vote in favor of these proposals. Shareholders of record at the close of business on October 1, 2003 will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of shareholders entitled to vote will be available at the Annual Meeting and during ordinary business hours for ten days prior to the meeting at our corporate offices for examination by any shareholder for any legally valid purpose.

Ultrastrip Systems, Inc. shareholders or their authorized representatives by proxy may attend the meeting. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

In order to assure a quorum, it is important that shareholders who do not expect to attend the meeting in person fill in, sign, date, and return the enclosed proxy in the accompanying envelope.

By order of the Board of Directors

—————————————

Jacqueline K. McGuire

Secretary

ULTRASTRIP SYTEMS, INC.

3515 S.E. Lionel Terrace

Stuart, Florida 34997

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

 TO BE HELD NOVEMBER 17, 2003

PROXY SOLICITATION AND VOTING INFORMATION

The accompanying Proxy is solicited by the Board of Directors of UltraStrip Systems, Inc., a Florida corporation (“UltraStrip,” or the “Company”), for use at the Annual Meeting of Shareholders to be held on November 17, 2003, at the Hutchinson Island Marriott Beach Resort, Stuart, Florida, at 10:00 a.m. local time, and at any adjournment or postponement of this meeting.

The proxies will be voted if properly signed, received by the Secretary of the Company prior to the close of voting at the Annual Meeting, and not revoked. If no direction is given in the proxy, it will be voted “FOR” the proposals set forth in this Proxy Statement, including election of the directors nominated by the Board of Directors.

Action will be taken at the Annual Meeting for the election of directors and the adoption of two equity incentive plans as described in this Proxy Statement and any other business that properly comes before the meeting, and the proxy holders have the right to and will vote in accordance with their judgment.

A shareholder who has returned a proxy via mail may revoke it at any time before it is voted at the Annual Meeting by delivering a revised proxy bearing a later date, by voting by ballot at the Annual Meeting, or by delivering a written notice withdrawing the proxy to the Secretary of the Company at the address set forth above.

This Proxy Statement, together with the accompanying proxy card, is first being mailed to shareholders on or about October 17, 2003. The Company’s 2002 Annual Report to Shareholders (on Form 10-KSB) was previously provided. The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, the Board of Directors of the Company, without receiving additional compensation for this service, may solicit in person. Arrangements also will be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy soliciting material to the beneficial owners of the Common Stock, par value $.01 per share, of the Company (“Common Stock”) held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so. The cost of this proxy solicitation will consist primarily of printing, legal fees, and postage and handling.

Holders of the Company’s Common Stock at the close of business on October 1, 2003 (the “Record Date”) are entitled to vote at the Annual Meeting or any adjournment or postponement thereof. On that date, 42,437,394 shares of Common Stock were issued and outstanding. Holders of the Company’s Series A and Series B Cumulative Redeemable Convertible Preferred Stock do not having voting rights. The presence, in person or by proxy, of shareholders holding at least a majority of the shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Holders of Common Stock are entitled to cast one vote per share on each matter presented for consideration and action at the Annual Meeting. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder. The election of directors will be determined by a plurality of the votes cast at such election, and the adoption of each of the proposed equity plans will be determined by a majority of the votes cast at such election.

PROPOSAL ONE

BOARD OF DIRECTORS AND ELECTION OF DIRECTORS

The Board of Directors of the Company (the “Board”) consists of eleven members, each of whom are elected to serve until the next Annual Meeting of Shareholders or a successor shall have been elected and qualified.

The Board has nominated for election as directors William A. Owens, John E. Bares, R. Gerald Buchanan, Jean-Michel Cousteau, John M. Gumersell, Stephen R. Johnson, Gordon G. Kuljian, John P. Odwazny, Eugene C. Rainis, James C. Rushing III, and George R. Sterner. The nominees for directors have previously served as members of the Board of the Company. The accompanying proxy will be voted for the election of all Board nominees, unless authority to vote for one or more of the nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board.

The Board unanimously recommends a vote “FOR” the election of each of the following director nominees.

WILLIAM A. OWENS Age: 62 Chairman of the Board and Director since 2000

Admiral Owens (USN, Retired) serves Teledesic LLC as vice-

chairman and co-chief executive officer. Admiral Owens joined

Teledesic in August 1998 from Science Applications International

Corp. (“SAIC”), where he was vice chairman, president and chief operating officer since 1996. Prior to joining SAIC, he served as

Vice Chairman of the Joint Chiefs of Staff, appointed by President

Clinton in March 1994. Admiral Owens received a bachelor’s

degree in mathematics from the U.S. Naval Academy in 1962,

bachelors and master’s degrees in politics, philosophy and

economics from Oxford University between 1970 and 1972 and a master’s degree in management from George Washington

University in 1974.

JOHN E. BARES, Ph.D. Age: 40 Director since 1999

Since 1997, Dr. Bares has been a Senior Research Scientist at

Carnegie Mellon University’s Robotics Institute and the Director of

its National Robotics Engineering Consortium. His research

focuses on robots for hazardous environments. Dr. Bares received his bachelor’s degree in 1985, his master’s degree in 1987 and his doctorate in civil engineering in 1991 from Carnegie Mellon. Prior to returning to Carnegie Mellon, he served as a visiting research scientist at Mitsubishi Heavy Industries.

R. GERALD BUCHANAN Age: 54 Director since 2001

Since 1996, Mr. Buchanan has acted as Managing Director of

Wallem Shipmanagement Ltd. (WSM), located in Hong Kong.

WSM are one of the largest ship management companies in the

world. Previously, from 1990 to 1996, he served as Director of

Engineering at Canada Steamship Lines, and prior to that, he worked in various capacities for Denholm Ship Management.

Mr. Buchanan is a professional marine engineer who has served the industry for over 30 years.

JEAN MICHEL COUSTEAU Age: 63 Director since 1999

Mr. Cousteau, the son of the late environmentalist and ocean pioneer Jacques Cousteau, has spent his life exploring and

researching the world’s oceans. In 1999, Mr. Cousteau founded and currently serves as President and Chairman of the Board of Ocean

Futures Society, a non-profit organization dedicated to the

exploration, education, and research of the global ocean

environment. Currently Mr. Cousteau also lectures extensively around the world and writes a column for The Los Angeles Times

Syndicate. He was recently honored as the first person to represent the Environment in the Opening Ceremony of the 2002 Winter

Olympic Games in Salt Lake City. He has collaborated in the

development of artificial floating islands, schools, a residential and research complex in Madagascar and an advanced marine studies center in Marseille. He supervised the transformation of part of the ocean liner “Queen Mary” into the Living Sea Museum in Long

Beach, California. He designed and developed the Parc Oceanique

Cousteau in Paris. Mr. Cousteau graduated from the Paris School of

Architecture in 1960 and was awarded an honorary doctorate

degree from Pepperdine University.

JOHN M. GUMERSELL Age: 57 Director since 2000

Since 2002, Mr. Gumersell has served as Principal with Haidlan

Associates, a firm engaged in Business Transformation. Prior to joining Haidlan, he was President of Innovix Advisory Services

from 2001 to 2002. From 1998 to 2001, Mr. Gumersell served as president and chief executive of Lucent Technologies Consumer

Products L.P. Previously, from 1997 to 1998, he served as senior vice president and chief financial officer of Philips Consumer

Communications. Mr. Gumersell received his bachelor’s degree in accounting and economics from Rutgers University in 1980 and his master’s degree in management from Pace University in 1982.

STEPHEN R. JOHNSON Age: 57 Director since 2003

Mr. Johnson was elected as Chief Executive Officer and Director on October 3, 2003. Mr. Johnson joined the Company as Senior

Vice President of Marketing on January 1, 2003 and, on September

15, 2003, he became Interim Chief Executive Officer. He had also served on the Company’s Board of Advisors since February 2,

2001. Previously, he served as vice-president for the Ocean

Development Group, a cruise ship development company. From

1997 to 2002, he served as president of Marine Management

Consultants L.C. From 1994 to 1996, Mr. Johnson served as

president and from 1991 to 1994 as vice-president of Atlantic

Marine Inc. Over a 20-year career with Bethlehem Steel

Corporation, he has held positions that include President of the

Ocean Shipping subsidiaries and Senior Manager of the Sparrows

Point Shipyard. Mr. Johnson received his bachelors degree in

Marine Transportation from the State University of New York

Maritime College in 1968. He has attended programs at the

SeaTrade Academy, London, AMA, and Harvard Graduate School

of Business.

GORDON G. KULJIAN Age: 42 Director since 2000

Since 2000, Mr. Kuljian has served as vice president-operations for

Chemstar Urethanes Inc. Previously, from 1994 to 2000, he served as a Senior Engineer and the Operations Manager for Coatings

Services at Corrpro Companies Inc. (NYSE: CO) He has over 15 years of experience in the field of corrosion control by protective coatings, surface preparation and coatings formulation and

application and has lectured and written several scholarly articles in the field. Mr. Kuljian received his bachelor’s degree in chemical engineering from Northwestern University in 1982.

JOHN P. ODWAZNY Age: 46 Director since 1999

Mr. Odwazny has been the Company’s Chief Operating Officer

since November 2001. Mr. Odwazny served the Company as Co-

Chief Executive Officer from March 2001 until November 2001.

From 1981 to 2001, Mr. Odwazny served as a Senior Sales

Executive at AKZO Nobel/International Paint, the world’s largest chemical and coatings company, where he managed the South

Florida and Caribbean region. His responsibilities included

designing technical specifications of surface preparation and coating applications for large marine and industrial companies. He also serves on an Advisory Board for the National Association of

Corrosion Engineers. Mr. Odwazny received his bachelor’s degree from Florida State University in 1978.

EUGENE C. RAINIS Age: 63 Director since 2002

Prior to his election as a director on July 24, 2002, Mr. Rainis had served on the Company’s Board of Advisors since February 2,

2001. Mr. Rainis is a General Partner of Brown Brothers Harriman

& Co., the private banking, brokerage and financial advisory firm where he has worked since 1965. From 1972 through 1996 his main responsibility was supervising the firm’s fixed income business. He was chairman of the board of both the Jefferson Insurance

Company and the Monticello Insurance Company. Mr. Rainis is

also chairman of the board of Xavier High School in New York

City and serves on the boards of Fordham University, the Gregorian

University Foundation, the Robert Brunner Foundation, and Bio-

Brite, Inc. He received his bachelors degree in economics from

Fordham College in 1962 and an MBA from The Wharton School

of the University of Pennsylvania in 1964.

JAMES C. RUSHING III Age: 59 Director since 2003

Mr. Rushing was elected to the Company’s Board of Directors on

September 22, 2003. Mr. Rushing is President and Chief Executive

Officer of Corporate Resources, a consultancy providing

experienced financial and operational management leadership

services. From 1998 to 2001, Mr. Rushing served as Executive

Vice President and Chief Financial Officer of Isolyser Company,

Inc. (Nasdaq: OREX), a materials technology company with

emphasis in the medical, nuclear, and automotive industries, where he co-led a major financial turnaround. From 1997 to 1998, Mr.

Rushing served as Chief Financial Officer and Director of New

Life Corporation of America, a national non-profit public charity.

Mr. Rushing received a bachelors degree in accounting and

management from University of Southern Mississippi in 1965.

GEORGE R. STERNER Age: 62 Director since 2002

Prior to his election to the Company’s Board of Directors on March

1, 2002, Vice Admiral Sterner (USN, Retired) had served on the

Company’s Board of Advisors since February 2, 2001. Since 1999,

Admiral Sterner has served as Vice President – Naval Mission Area

Executive for Raytheon. From 1998 to 1999, he served as Vice

President – System Integration for Walt Disney Imagineering and

directed the technical aspects and delivery preparations for the MS

Disney Wonder cruise ship. Admiral Sterner served as Commander

Naval Sea Systems Command for the U.S. Navy from 1994 to

1998. In total, he spent 36 distinguished years with the U.S. Navy,

from 1962 until his retirement in April 1998. Admiral Sterner received a bachelors degree in aerospace engineering from Penn

State University in 1962 and a masters degree in operations

research from the Naval Postgraduate School in 1964.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder, the Company’s directors, its executive officers and any persons beneficially holding more than ten percent of the Company’s Common Stock are required to report their ownership of the Company’s Common Stock and any changes in that ownership to the Commission. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates.

No Form 3, 4 or 5 was filed by any director, officer or beneficial owner of more than ten percent of any of the Company’s equity securities during fiscal year 2002. Since the Company and these individuals became aware, in May 2001, of the Company’s status as a public company and their resulting reporting obligations pursuant to the United States Securities and Exchange Act of 1934, the Company has diligently focused its attention and expended significant resources on preparing and filing its periodic reports required under the United States Securities and Exchange Act of 1934. The Company is close to achieving its goal of filing all of its required periodic reports and is now able to assist its directors, officers and ten percent shareholders and where applicable former directors and officers in complying with their Exchange Act reporting obligations by confirming their ownership of the Company’s equity securities as of the reporting dates required by Section 16 (a) and by assisting with the completion of the required forms. The Company expects the required forms will be filed as soon as practicable.

MEETINGS OF THE BOARD OF DIRECTORS

 AND ITS COMMITTEES

Meetings and Committees of the Board

The Board of Directors held two meetings in 2001, nine meetings in 2002, and seven meetings to date in 2003. Overall aggregate attendance at such meetings was 68% in 2001, 76% in 2002, and 74% to date in 2003. All directors attended 75% or more of the aggregate number of meetings of the Board and its committees, except for two non-employee directors whose worldwide business activities sometimes conflict with the meeting schedule of the Board.

The Board has three standing committees: an Audit Committee, a Compensation Committee and a Finance Committee. The Audit Committee and the Compensation Committee were formed subsequent to the 2001 Annual Meeting of Shareholders. In 2002, the Board established a Finance Committee for the purpose of advising the Company on its financing strategy, plans and arrangements. In 2003 the Board also formed a temporary Search Committee, consisting of non-employee directors, for the purpose of identifying, interviewing, and recommending a new Chief Executive Officer following the decision of Dr. Baratta in May, 2003 to resign as President and Chief Executive Officer.

Audit Committee

The Audit Committee is responsible for: (a) recommending the firm to be appointed as independent accountants to audit the Company’s financial statements and to perform services related to the audit; (b) reviewing the scope and results of the audit with the independent accountants; (c) reviewing with the management and the independent accountants the Company’s year end operating results; (d) considering the adequacy of the internal accounting and control procedures of the Company; and (e) reviewing the non-audit services to be performed by the independent accountants, if any, and considering the effect of such performance on the accountants’ independence. The Committee operates under a written charter which was adopted in August 2001, and the Board is in the process of reviewing a new charter in light of recent regulations of the Securities and Exchange Commission. The Audit Committee held one meeting in 2001, six meetings in 2002 and four meetings to date in 2003.

During 2001 and 2002, the members of the Audit Committee of the Board of Directors were Mr. Gumersell (Chairman), Admiral Owens and Admiral T. Joseph Lopez, until his resignation in July 2002. Mr. Rainis was then elected to the Audit Committee. In September 2003, Mr. Rushing was elected to the Audit Committee, succeeding Admiral Owens. All members of the Audit Committee are “independent” within the meaning of applicable Nasdaq rules, except for Mr. Rainis who has advanced funds to the Company for working capital purposes.

Report of the Audit Committee. The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the years ended December 31, 2002 and 2001, which include the balance sheets of the Company as of December 31, 2002 and 2001, and the related statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2002, and the notes thereto (collectively, the “Financial Statements”).

Management of the Company has the primary responsibility for the financial statements and the reporting process including the system of internal controls. The Audit Committee is responsible for reviewing the Company’s financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the Company’s audited financial statements with management and the independent certified public accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

In addition, the Committee has discussed with the independent accountants the accountant’s independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Committee discussed with the Company’s independent accountants the overall scope and plan for their respective audits. The Committee meets with the independent accountants, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on these reviews and discussions, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Amendment No. 1 to the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002 and in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

SUBMITTED BY:

THE AUDIT COMMITTEE

John M. Gumersell, Chairman

William A. Owens

Eugene C. Rainis

Relationship with Independent Accountants. The aggregate fees for professional services rendered for UltraStrip by BDO Seidman, LLP as of or for the years ended December 31, 2002 and 2001 were as follows:

2002

2001

•

Audit and review of the Company’s financial statements

$100,000

$142,652

The audit fees for the years ended December 31, 2002 and 2001, respectively, were for professional services rendered for the audits of the financial statements of the Company and reviews of the Company’s quarterly financial statements and fees related to assistance with review of documents filed with the SEC.

During the years ended December 31, 2002 and 2001, BDO Seidman, LLP rendered no audit-related or tax services or professional services to the Company in connection with the design and implementation of financial information systems.

The Audit Committee reviews summaries of the services provided by BDO Seidman, LLP and the related fees. The Audit Committee is in the process of adopting pre-approval policies and procedures for audit and non-audit services. Therefore, the proxy disclosure does not include pre-approval policies and procedures and related information. The requirement does not become effective until periodic annual filings for the first fiscal year ending after December 15, 2003.

On recommendation of the Audit Committee, the Board has engaged BDO Seidman, LLP to review unaudited quarterly financial statements in 2003. Representatives from this firm will be at the annual meeting to make a statement, if they choose, and to answer any questions you may have.

Compensation Committee

The Compensation Committee is responsible for the review, recommendation and approval of compensation arrangements for directors and executive officers, for the approval of such arrangements for other senior level employees, and for the administration of certain benefit and compensation plans and arrangements of the Company. The Compensation Committee was formed in August 2001 and held one meeting in 2002 and three meetings to date in 2003.

During 2002 and to date in 2003, the Compensation Committee consisted of Messrs. Rainis (Chairman), Gumersell, Owens, and until his resignation in September 2003, Patrick Bischoff. Mr. Rushing was elected to the Compensation Committee in September 2003.

Report of the Compensation Committee. The Compensation Committee is responsible for making recommendations to the Board of Directors on matters relating to the compensation of the President and Chief Executive Officer and the four highest compensated officers, including performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, and recommendations to the Board of Directors regarding all contracts of the Company with the President and Chief Executive Officer and the four highest compensated officers for remuneration and benefits.

The Compensation Committee is also responsible for providing specific recommendations to the Board of Directors with respect to all matters relating to the award or issuance of equity securities, stock options and stock-based rights of the Company, including the administration of stock-based compensation plans of the Company, as they apply to the President and Chief Executive Officer and the four highest compensated officers of the Company.

Prior to the formation of the Compensation Committee, the Board of Directors was responsible for the review and approval of all employment decisions, including the decision to enter into employment agreements with Mr. McGuire, Mr. Odwazny, Ms. McGuire, and Mr. Donn. The Board of Directors believes that these agreements are appropriate as to amount and mix of compensation. Accordingly, we believe that future compensation will be paid under these employment agreements, and that compensation beyond what is called for by the agreements will be recommended by the Compensation Committee only when it deems it appropriate because of demonstrable changes in the Company's or an individual's performance.

In 2003, the Compensation Committee recommended to the Board that the Company change its policy on employment agreements for executive officers excluding the Chief Executive Officer. Previously, the Company had offered employment agreements to all senior management-level executives. However, the Committee determined it was in the Company’s best interest to not have employment agreements below the Chief Executive Officer position. The Board approved such recommendation.

The Compensation Committee’s goal will be to maintain compensation and benefit programs that are competitive within the Company’s industry. The Committee will ensure that compensation paid to executive officers is within the limits of, or exempt from, the deductibility limits of Section 162(m) of the Internal Revenue Code and that all compensation will be deductible. However, the Compensation Committee may decide to pay compensation that is not deductible if it determines that to be in the best interests of the Company and its shareholders.

The objective of the Company’s compensation program for executive officers is to motivate and reward executive management for achieving high levels of business performance and financial results. This reflects the Company’s commitment to attract, develop, retain and motivate high caliber executives.

The Company’s compensation program for executive officers consists of a base salary and other incentives. Except as otherwise provided under the Employment Agreements described above:

•

Salaries for each executive are reviewed annually by the Compensation Committee, taking into account factors such as changes in duties and responsibilities, individual performance and changes in the competitive marketplace;

•

Annual incentives may be awarded for successfully achieving financial and operational goals of the Company;

•

Long-term incentives may be granted in the form of stock options.

The federal tax laws impose requirements in order for compensation payable to the CEO and certain executive officers to be fully deductible. The Company has taken appropriate actions to preserve its income tax deduction.

The Compensation Committee believes the executive compensation objectives and practices described above are competitive. They are designed to provide increased compensation with improved financial results and offer additional opportunity for capital accumulation, but only if shareholder value is increased.

SUBMITTED BY:

THE COMPENSATION COMMITTEE

Eugene C. Rainis, Chairman

John M. Gumersell

William A. Owens

Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee is an officer or employee of the Company. No member of the Compensation Committee has a relationship, and no officer who is a statutory insider of the Company has a relationship, to any other company required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

Finance Committee

The Finance Committee, established by the Board in August 2002, is responsible for the review of the Company’s financing strategy, plans and arrangements, including the review and recommendation of the issuance of promissory notes and equity used to fund the Company’s working capital. During the period 2002 through 2003, the members of the Finance Committee have consisted of Messrs. Rainis (Chairman), Gumersell, and Bischoff, until his resignation in September 2003. The Finance Committee had two meetings in 2002 and four meetings to date in 2003.

Compensation of Directors

The Company does not compensate members of the Board of Directors with cash for their services in such capacity. The Company’s shareholders adopted a 1999 Outside Directors Stock Option Plan at the annual meeting of shareholders on August 14, 1999. The plan created a pool of 500,000 (increased by resolution of the Board of Directors in November 1999 to 2,000,000) shares of Common Stock to be granted at the discretion of the Board to directors of the Company who are not employed by the Company. On August 15, 1999, the Board of Directors awarded options to purchase an aggregate of 1,000,000 shares of Common Stock to five newly-elected Directors. The options had an exercise price of $1.875 per share and were exercisable through August 15, 2002 and have since either expired or been forfeited. At September 30, 2003, no option grants outstanding were under the 1999 Outside Directors Stock Option Plan.

The Board of Directors has adopted, subject to shareholder approval, the 2003 Stock Option Plan for Outside Directors and Advisory Board Members which provides for a pool of 2,000,000 shares of Common Stock subject to option grants. See Exhibit B enclosed with this Proxy Statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation information for the Company’s Chief Executive Officer and for the Company’s four other most highly compensated executive officers with compensation in excess of $100,000 for the years ended December 31, 2000, 2001 and 2002 (the “Named Executive Officers”).

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position(s)	Fiscal Year	Salary ($)	Bonus ($)	Restricted Stock Award(s) ($)	Securities Underlying Options (#s)
Robert O. Baratta	2002	177,602(1)	13,702	--	--
President, Chief Executive	2001	242,500	--	288,000(2)	3,050,000(3)
Officer and Vice Chairman	2000	--	--	--	--

John P. Odwazny	2002	130,000	--	--	--
Chief Operating Officer and	2001	108,333	--	288,000(4)	450,000(5)
Director	2000	--	--	--	--

Dennis McGuire	2002	183,331(6)	13,702	--	--
Chief Technology Officer	2001	275,000	--	--	2,550,000(7)
and Director of Sales	2000	260,000	--	--	--

Jacqueline K. McGuire	2002	133,333	--	--	--
Senior Vice President –	2001	150,000	--	432,000(8)	300,000
Administration and Secretary	2000	130,000	--	--	--

Michael R. Donn	2002	110,000	--	--	--
Senior Vice President -	2001	110,000	--	288,000(9)	200,000
Operations and Treasurer	2000	41,400(10)	--	--	200,000(11)
——————

(1)

Dr. Baratta’s resignation as President and Chief Executive Officer and director was effective on September 12, 2003.  $160,207 of Dr. Baratta’s salary for 2002 and $105,000 in his wages for 2001 have been voluntarily deferred and credited to accrued wages.  These accrued wages are payable upon demand.

(2)

Dr. Baratta received a one-time grant of restricted stock under which he was awarded 100,000 shares of the Company’s Common Stock, effective as of January 1, 2001. On March 31, 2002, Dr. Baratta agreed to the Company placing restrictions upon the resale of the shares which expire according to the following schedule: 40% of shares on April 15, 2002; 30% of shares on April 15, 2003; and 30% of shares on April 15, 2004.

(3)

Option grants to Dr. Baratta in 2001 include 500,000 shares pursuant to his part-time employment agreement; 1,000,000 shares pursuant to his full-time employment agreement; 1,500,000 shares pursuant to his full-time employment agreement and subject to certain Company earnings performance targets, 500,000 shares of which were forfeited in July 2002 when certain Company performance targets were not met; and 50,000 shares pursuant to his reelection to serve on the Board of Directors in August 2001.

(4)

Mr. Odwazny received a one-time grant of restricted stock under which he was awarded 100,000 shares of the Company’s Common Stock, effective as of January 1, 2001. On March 31, 2002, Mr. Odwazny agreed to the Company placing restrictions upon the resale of the shares which expire according to the following schedule: 40% of shares on April 15, 2002; 30% of shares on April 15, 2003; and 30% of shares on April 15, 2004.

(5)

Option grants to Mr. Odwazny in 2001 include 400,000 shares pursuant to his amended full-time employment agreement; and 50,000 shares pursuant to his reelection to serve on the Board of Directors in August 2001.

(6)

Mr. McGuire resigned as an executive officer effective October 3, 2003. $146,517 of Mr. McGuire’s salary for 2002 was voluntarily deferred, and has been credited to accrued wages, and $186,643 in wages was accrued in 1999. These salary amounts from 2002 and 1999, which had previously been accrued, have been waived under the agreement described in “Certain Transactions and Relationships With The Company.”

(7)

Option grants to Mr. McGuire in 2001 included 1,000,000 shares pursuant to his full-time employment agreement; 1,500,000 shares pursuant to his full-time employment agreement and subject to certain Company earnings performance targets, 500,000 shares of which were forfeited in July 2002 when certain Company performance targets were not met; and 50,000 shares pursuant to his reelection to serve on the Board of Directors in August 2001. Effective March 1, 2002, Mr. McGuire resigned from the Board of Directors.

(8)

Ms. McGuire received a one-time grant of restricted stock under which she was awarded 150,000 shares of the Company’s Common Stock, effective as of January 1, 2001. On March 31, 2002, Ms. McGuire agreed to the Company placing restrictions upon the resale of the shares which expire according to the following schedule: 40% of shares on April 15, 2002; 30% of shares on April 15, 2003; and 30% of shares on April 15, 2004.

(9)

Mr. Donn received a one-time grant of restricted stock under which he was awarded 100,000 shares of the Company’s Common Stock, effective as of January 1, 2001. On March 31, 2002, Mr. Donn agreed to the Company placing restrictions upon the resale of the shares which expire according to the following schedule: 40% of shares on April 15, 2002; 30% of shares on April 15, 2003; and 30% of shares on April 15, 2004.

(10)

Mr. Donn received compensation in 2000 under a consulting arrangement with the Company, prior to his joining the Company as a full-time employee on January 1, 2001.

(11)

Options grants to Mr. Donn in 2000 totaled 200,000 shares received as a consultant to the Company.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The table below sets forth information for each Named Executive Officer with regard to the aggregate stock options held at December 31, 2002. No stock options were exercised by any of the Named Executive Officers during 2002.

	Shares Acquired Upon	Value	Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End (1)
Name	Exercise (#)	Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Robert O. Baratta	--	--	1,516,500	1,033,500	--	--
John P. Odwazny	--	--	83,166	366,834	--	--
Dennis McGuire	--	--	1,016,500	1,033,500	--	--
Jacqueline K. McGuire	--	--	66,666	233,334	--	--
Michael R. Donn	--	--	266,666	133,334	--	--

——————

(1)

Based on a price per share of $1.30, reflecting sales of Common Stock by the Company in 2002. No sales were made in the fourth quarter. Because the Company’s Common Stock is not listed on any public exchange or established trading market, this may or may not be indicative of the fair market value of the Company’s Common Stock. There are no in-the-money options at fiscal year end because all exercise prices are greater than $1.30.

Equity Compensation Plan Information

	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance
Equity Compensation Plans Approved by Security Holders
1999 Outside Director Stock Option Plan	0	0	0
2000 Long-Term Incentive Plan	569,995	$3.04	0
Total	569,995	$3.04	0

Equity Compensation Plans Not Approved by Security Holders	9,422,810	$2.65	0

Total All Equity Compensation Plans	9,992,805	$2.67	0

Employment Agreements

In the past, the Company has entered into employment agreements with the Chief Executive Officer and other key management employees. In 2003 the Board, upon the recommendation of the Compensation Committee, decided that in the future the Company should enter into written employment agreements only with the Chief Executive Officer and not to renew or extend existing employment agreements with other executives. On September 12, 2003 Dr. Baratta resigned as President and Chief Executive Officer and was succeeded by Stephen R. Johnson, senior vice president for marketing, who has entered into an employment agreement as Chief Executive Officer effective October 3, 2003. In addition, Mr. McGuire resigned as Chief Technology Officer and Director of Sales on October 3, 2003. The agreements with the former Chief Executive Officer and other named executive officers are summarized below.

ROBERT BARATTA. Effective September 12, 2003, Dr. Baratta resigned his positions as President, Chief Executive Officer and Company Director.

Dr. Baratta was party to a full-time employment agreement effective July 1, 2001 through June 30, 2004, replacing a part-time agreement entered into in January 2001. His full-time agreement, which has since been terminated, provided for an annual salary of $275,000, a non-qualified stock option to acquire 1,000,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable through June 30, 2007, a non-qualified stock option to acquire 500,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable beginning July 1, 2002 through June 30, 2007 and subject to certain Company earnings performance targets, a non-qualified stock option to acquire 500,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable beginning July 1, 2003 through June 30, 2008 and subject to certain Company earnings performance targets, a non-qualified stock option to acquire 500,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable beginning July 1, 2004 through June 30, 2009 and subject to certain Company earnings performance targets, and payment of normal business expenses. In

January 2002, Dr. Baratta began deferring the majority of his salary and has continued to do so through September 2003. In April 2002, Dr. Baratta agreed to reduce his annual salary from $275,000 to $137,500 for the duration of his full-time employment agreement. In July 2002, Dr. Baratta forfeited his non-qualified stock option to acquire 500,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable through June 30, 2007 when certain Company earnings performance targets were not met.

DENNIS E. MCGUIRE. Effective October 3, 2003, Mr. McGuire resigned his position as Chief Technology Officer and Director of Sales and entered into a consulting agreement with the Company described under “Certain Transactions and Relationships with the Company”. The new consulting agreement supersedes his prior employment agreement.

Mr. McGuire was party to an employment agreement effective July 1, 2001 through June 30, 2004. This agreement, which has been terminated, provided for an annual salary of $275,000, a non-qualified stock option to acquire 1,000,000 shares of the Company's Common Stock at an exercise price of $3.00 per share exercisable through June 30, 2007, a non-qualified stock option to acquire 500,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable beginning July 1, 2002 through June 30, 2007 and subject to certain Company earnings performance targets, a non-qualified stock option to acquire 500,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable beginning July 1, 2003 through June 30, 2008 and subject to certain Company earnings performance targets, a non-qualified stock option to acquire 500,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable beginning July 1, 2004 through June 30, 2009 and subject to certain Company earnings performance targets, and payment of normal business expenses. In February 2002, Mr. McGuire began deferring the majority of his salary and has continued to do so through September 2003. In May 2002, Mr. McGuire agreed to reduce his annual salary from $275,000 to $137,500 for the duration of his full-time employment agreement. In July 2002, Mr. McGuire forfeited his non-qualified stock option to acquire 500,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable through June 30, 2007 when certain Company earnings performance targets were not met.

JOHN P. ODWAZNY. Mr. Odwazny is party to an employment agreement effective March 1, 2001 through December 31, 2003. This agreement was amended on April 15, 2001, and which currently provides for an annual salary of $130,000, a restricted stock grant of 100,000 shares of the Company's Common Stock as an incentive bonus, a stock option grant to acquire 100,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable through December 31, 2007 issued as follows: an incentive stock option for 99,999 shares subject to vesting as follows: 33,333 shares vested on 12/31/01 and 12/31/02, and 33,333 shares shall vest on 12/31/03, and a non-qualified stock option for 1 share shall vest on 12/31/03, a non-qualified stock option to acquire 300,000 shares of the Company's Common Stock at an exercise price of $3.00 per share exercisable through December 31, 2007, subject to vesting as follows: 100,000 shares shall vest on 12/31/04, 12/31/05, and 12/31/06, and payment of normal business expenses.

JACQUELINE K. MCGUIRE. Mrs. McGuire is party to an employment agreement effective January 1, 2001 through December 31, 2003. This agreement currently provides for an annual salary of $150,000, a restricted stock grant of 150,000 shares of the Company's Common Stock as an incentive bonus, and, as amended by her stock option agreement with the Company, a stock option grant to acquire 100,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable through December 31, 2010 issued as follows: an incentive stock option for 99,999 shares subject to vesting as follows: 33,333 shares vested on 12/31/01 and 12/31/02, and 33,333 shares shall vest on 12/31/03, and a non-qualified stock option for 1 share shall vest on 12/31/03, a non-qualified stock option to acquire 200,000 shares of the Company's Common Stock at an exercise price of $3.00 per share exercisable through December 31, 2007, subject to vesting as follows: 66,666 shares shall vest on 12/31/04 and 12/31/05, and 66,668 on 12/31/06, and payment of normal business expenses. In May 2002, Ms. McGuire agreed to reduce her annual salary to $125,000 for the duration of her full-time employment agreement.

MICHAEL R. DONN. Mr. Donn is party to an employment agreement effective January 1, 2001 through December 31, 2003. This agreement currently provides for an annual salary of $110,000, a restricted stock grant of 100,000 shares of the Company's Common Stock as an incentive bonus, a stock option grant to acquire 100,000 shares of the Company’s Common Stock at an exercise price of $3.00 per share exercisable through December 31, 2007 issued as follows: an incentive stock option for 99,999 shares subject to vesting as follows: 33,333 shares vested on 12/31/01 and 12/31/02, and 33,333 shares shall vest on 12/31/03, and a non-qualified stock option for 1 share shall vest on 12/31/03, a non-qualified stock option to acquire 100,000 shares of the Company's Common Stock at an exercise price of $3.00 per share exercisable through December 31, 2007, subject to vesting as follows: 33,333 shares shall vest on 12/31/04 and 12/31/05, and 33,334 on 12/31/06, and payment of normal business expenses.

CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

During 2001, 2002 and to date 2003, the Company has engaged in certain transactions with directors, executive officers and significant shareholders, in which the amount involved exceeds $60,000, as follows:

Contractual Arrangements

Dr. Bares, a director, serves as the director of the National Robotics Engineering Consortium (NREC) at Carnegie Mellon University. The Company and NREC entered into a development agreement in September 1999 pursuant to which the NREC designs and develops technologies and constructs robots that are derivative of the Company’s original robotic stripping concept. The Company expended $1,379,749 and $217,348 to NREC in 2001 and 2002, respectively, pursuant to the development agreement. At December 31, 2002, $217,348 was payable to Carnegie Mellon University for engineering and manufacturing services performed in 2002.

Mr. Buchanan, a director, serves as Managing Director for Wallem Shipmanagement. Wallem provided the staff for the Company’s operating crew for the Tecor contract/demonstration in Portugal. The Company reimbursed Wallem $87,721 and $27,482 in 2001 and 2002, respectively, related to the Tecor contract, and an additional $39,265 was payable to Wallem at December 31, 2002.

Admiral Sterner, a director, entered into a consulting agreement with the Company in September 2001 prior to his election to the Board of Directors in March 2002. Pursuant to this agreement, which expired in August 2003, Mr. Sterner was to receive consulting fees of $10,000 per month and potential additional sales bonuses in exchange for marketing and sales services related to efforts to promote the Company’s products and hydrojetting services to the United States Navy and certain large U.S. shipyards and defense contractors. To date, no consulting fees have been paid to Admiral Sterner, and, at September 30, 2003, the Company was indebted to Admiral Sterner in the amount of $240,000 for unpaid consulting fees.

Mr. Gumersell, a director, was a party to an agreement with the Company in 2000, pursuant to which 50,000 shares of Common Stock were issued in 2001 for pre-employment services.

In 2001 and 2002, Mr. McGuire, then an executive officer and director, assigned two patents, No. 6,287,389 and No. 6,425,340 B1, with respect to ultra-high pressure automobile paint stripping and the method and apparatus for ultra-high pressure coatings removal from the hulls of vessels using a robotic vehicle, respectively, to the Company. Previously, in 1999, the Company had exercised an option to acquire a patent relating to the apparatus and methodology for coatings removal from the hulls of vessels using ultra-high pressure water, which is the core technology used in the Company’s products, from AmClean, Inc, a company controlled by Mr. McGuire, Mrs. McGuire and Mr. Grady, an employee and shareholder of the Company.

As of October 3, 2003, Mr. McGuire entered into a consulting agreement with the Company. Under the terms of this agreement, Mr. McGuire terminated his Employment Agreement and is retained by the Company as a consultant to continue the development of proprietary products and technologies. Further, Mr. McGuire waives his rights to deferred compensation in the amount of $448,206. In addition, Mr. McGuire assigns all current patents, patents pending, and all future patents to be developed under his agreement to the Company. The three-year agreement provides for compensation of $200,000 for year one, $225,000 for year two, and $250,000 for year three, with the Board’s option to terminate after one year with 30 days notice. Mr. McGuire will also receive options to purchase 3,000,000 shares of the Company’s Common Stock at an exercise price of $1.30 per share and retains options previously granted under his Employment Agreement.

Mr. Johnson, a director and Chief Executive Officer, entered into an Employment Agreement on October 3, 2003 as Chief Executive Officer. The three-year Agreement provides for an annual salary of $200,000 for year one, $225,000 for year two, and $250,000 for year three. In addition, a non-statutory stock option to acquire 500,000 shares of the Company’s Common Stock at an exercise price of $1.30 per share, and an additional 500,000 options after one year at fair market value. Additional incentive stock options and cash bonuses are predicated on prescribed performance goals of the Company over the three-year period.

Dr. Baratta, a former director, President and Chief Executive Officer, is indebted to the Company, in respect of accrued wages, for $378,152 in wages accrued in 2001, 2002, and 2003. These accrued wages are payable upon demand.

Financing Arrangements

Over the years 2001 through 2003, the Company has relied on short-term borrowings principally from officers, directors and significant shareholders to fund its operations. The table below sets forth the financing activities with related parties during 2002 and 2003 through September 30:

	Financing Activities in 2002
Name	Amounts Outstanding at 12/31/01	Amounts Loaned/Interest Accretion	Repayments	Extension of Maturities	Amounts Outstanding at 12/31/02
Eugene Rainis(1)(4)(6)	$ 865,417	$ 444,055	$ (200,000)	$ 1,000,000	$ 1,109,472
Dennis and Jacqueline McGuire(2)(3)	566,544	773,500	(685,000)	-	655,044
Kevin Grady(3)	517,893	-	-	-	517,893
Robert Baratta(1)(2)(3)	-	215,500	(45,000)	-	170,500
George Sterner(1)	-	160,000	-	-	160,000
AmClean, Inc.(5)	-	40,000	-	-	40,000
Total Financing Activities	$ 1,949,854	$ 1,633,055	$ (930,000)	$ 1,000,000	$ 2,652,909

	Financing Activities in 2003
Name	Amounts Outstanding at 12/31/02	Amounts Loaned/ Interest Accretion	Repayments	Extension of Maturities	Amounts Outstanding at 9/30/03	Due Dates
Eugene Rainis(1)(4)(6)	$ 1,109,472	$ 35,528	$ -	$ 1,125,000	$ 1,145,000	$20,000 due on demand and balance to be restructured(7)
William Hunter(4)	-	750,000	-	-	750,000	Due on 3/12/04
Dennis and Jacqueline McGuire(2)(3)	655,044	197,000	(274,000)	-	578,044	To be restructured(7)
Kevin Grady(3)	517,893	-	-	-	517,893	To be restructured(7)
Robert Baratta(1)(2)(3)	170,500	227,500	-	-	398,000	To be restructured(7)
George Sterner(1)	160,000	80,000	-	-	240,000	Due 3/31/05
AmClean, Inc.(5)	40,000	-	-	-	40,000	Due on demand
Total Financing Activities	$ 2,652,909	$ 1,290,028	$ (274,000)	$ 1,125,000	$ 3,668,937

——————

(1)

Director

(2)

Officer

(3)

5% Shareholder

(4)

Shareholder

(5)

A corporation controlled by Mr. and Mrs. McGuire and Mr. Grady

(6)

An aggregate of 487,500 warrants to purchase shares of the Company’s Common Stock have been issued in connection with loans provided by Mr. Rainis through September 30, 2003, the terms of some of which are in the final stages of restructuring.

(7)

The Company is currently in the final stages of restructuring $1,125,000 of its notes payable with Mr. Rainis and all of its notes payable with Mr. and Mrs. McGuire, Mr. Grady, and Dr. Baratta, an aggregate of $2,618,937. The restructurings are anticipated to extend the due dates of these notes.

SECURITY OWNERSHIP

The following table sets forth information as of September 30, 2003 with respect to the beneficial ownership of shares of Common Stock, including shares as to which a right to acquire ownership exists within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, by (i) each person owning more than five percent, (ii) each director and named executive officer, and (iii) all named executive officers and directors as a group:

Owner	Common Shares		Common Shares Underlying Options, Warrants, and Preferred Stock		Total	Percent
Kevin P. Grady(1)	7,081,394		66,666		7,148,060	16.84
Robert O. Baratta(1)(4)	728,333	(5)	1,819,500	(6)	2,547,833	6.00
John E. Bares(2)(7)	0		0		0	--
Patrick Bischoff(4)	34,666	(8)	50,000		84,666	*
R. Gerald Buchanan(2)	50,000		16,500		66,500	*
Jean-Michel Cousteau(2)	200,000		16,500		216,500	*
Michael R. Donn(3)	85,000		266,666		351,666	*
John M. Gumersell(2)	70,000		16,500		86,500	*
Stephen R. Johnson(2)	1,000		61,600		62,600	*
Gordon G. Kuljian(2)	0		16,500		16,500	*
T. Joseph Lopez(4)	0		0		0	--
Dennis E. McGuire(1)(3)	4,806,966	(9)	1,016,500	(10)	5,823,466	13.72
Jacqueline K. McGuire(3)	90,000		66,666		156,666	*
John P. Odwazny(2)(3)	502,307	(11)	83,166		585,473	1.38
William A. Owens(2)(12)	0		0		0	--
Eugene C. Rainis(2)	1,200,000		595,900	(13)(14)	1,795,900	4.23
James C. Rushing III(2)	0		0		0	--
George R. Sterner(2)	0		256,600		256,600	*
Officers and directors as a group (16 persons)	7,039,939		2,479,598		9,519,537	22.43

——————

*Less than one percent.

(1)

5% shareholder

(2)

A director

(3)

A named executive officer

(4)

A former director

(5)

Includes shares for which beneficial ownership is disclaimed: 45,000 owned by wife.

(6)

Includes 96,000 and 167,000 shares, respectively, issuable upon conversion of Series A and Series B redeemable convertible cumulative preferred stock.

(7)

On March 18, 2002, Dr. Bares elected to forfeit his previously disclosed 1999 and 2001 option grants.

(8)

Includes shares for which beneficial ownership is disclaimed: 34,666 common shares held by Spinnaker Ventures, LLC, of which Mr. Bischoff is the managing director.

(9)

Represents shares held of record by Mr. McGuire (as joint tenants with his spouse) which the Company had been advised were held in trust under the 2002 UltraStrip Stock Trust created by Mr. McGuire in March 2002 under the terms of which an unrelated trustee has the exclusive right to vote the securities owned by the trust.

(10)

Does not include options to purchase up to 3,000,000 shares of Common Stock granted to Mr. McGuire under the terms of his new consulting agreement effective October 3, 2003.

(11)

Includes shares for which beneficial ownership is disclaimed: 346,112 common shares owned by wife.

(12)

On December 20, 2002, Admiral Owens elected to forfeit his previously disclosed 2000 and 2001 option grants.

(13)

Includes warrants for which beneficial ownership is disclaimed: 25,000 owned by wife.

(14)

Includes 66,800 shares issuable upon conversion of Series B redeemable convertible cumulative preferred stock.

The business address of each of the individual owners is c/o UltraStrip System, Inc., 3515 S.E. Lionel Terrace, Stuart, Florida 34997.

PROPOSAL TWO

ADOPTION OF 2003 STOCK OPTION PLAN FOR

OUTSIDE DIRECTORS AND ADVISORY BOARD MEMBERS

UltraStrip’s 1999 Outside Director Stock Option Plan was adopted in 1999 to advance the interests of the Company by providing an additional incentive to attract and retain non-employee directors through the encouragement of stock ownership in the Company by such persons. This plan expired 2000, and, at September 30, 2003, no option grants to purchase Common Stock were outstanding under this Plan.

The Board of Directors has adopted a resolution approving and recommending to UltraStrip’s shareholders for their approval a new director stock option plan, the 2003 Stock Option Plan for Outside Directors and Advisory Board Members. The Plan provides for a pool of 2,000,000 shares of Common Stock to be reserved by the Company for issuance to Outside Directors and Advisory Board Members in connection with their service to the Company.

The Plan as it is proposed is set forth in Exhibit B to this Proxy Statement. If the Plan is adopted, it will become effective immediately.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2003 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS AND ADVISORY BOARD MEMBERS.

PROPOSAL THREE

ADOPTION OF 2003 EQUITY INCENTIVE PLAN

UltraStrip’s 2000 Long Term Incentive Program was adopted in 2000 to encourage selected key employees of the Company to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of shareholders, and to enhance the ability of the Company to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. This plan expired 2002, and, at September 30, 2003, total option grants outstanding under this Plan covered the purchase of 429,996 shares of Common Stock.

The Board of Directors has adopted a resolution approving and recommending to UltraStrip’s shareholders for their approval a new employee stock option plan, the 2003 Equity Incentive Plan. The Plan provides for a pool of 4,000,000 shares of Common Stock to be reserved by the Company for issuance to employees in connection with their service to the Company.

The Plan as it is proposed is set forth in Exhibit C to this Proxy Statement. If the Plan is adopted, it will become effective immediately.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Rule 14a-8 of the Exchange Act contains the procedures for including certain shareholder proposals in the Company’s information statement or proxy and related materials. The deadline for submitting a shareholder proposal pursuant to Rule 14a-8 for the 2004 Annual Meeting of Shareholders (the “2004 Annual Meeting”) of the Company is December 31, 2003. With respect to any shareholder proposal outside the procedures provided in Rule 14a-8 and received by the Company no later than March 19, 2004, the Company may be required to include certain limited information concerning such proposal in the Company’s information statement or proxy statement (as the case may be) for its 2004 Annual Meeting. Any shareholder proposals should be addressed to the Secretary of the Company, 3515 S.E. Lionel Terrace, Stuart, Florida 34997.

OTHER MATTERS

The Board of Directors knows of no other matters to present at the Annual Meeting. If any other matter is properly brought before the meeting, the persons named as proxies will exercise their discretionary authority to vote on such matters in accordance with their best judgment. Our Form 10-KSB, as amended, for the fiscal year ended December 31, 2002 is available on our website at www.ultrastrip.com/investors/sec_filings. We will mail a copy of the 2002 Form 10-KSB/A to each record and beneficial owner of our securities without charge upon written request to us at 3515 S.E. Lionel Terrace, Stuart, Florida 34997; Attention: Secretary.

EXHIBIT A

ULTRASTRIP SYSTEMS, INC.

PROXY FOR 2003 ANNUAL MEETING

Solicited on Behalf of the Board of Directors of

UltraStrip Systems, Inc.

The undersigned hereby appoints John P. Odwazny and Stephen R. Johnson, or either of them, proxy to vote all shares of Common Stock which the registered shareholder named herein is entitled to vote with all powers which the shareholder would possess if personally present, at the Annual Meeting of Shareholders of UltraStrip Systems, Inc. on November 17, 2003, and any adjournments thereof, upon the matters set forth on this ballot, and, in their discretion, upon such other matters as may properly come before such meeting.

SHAREHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY BALLOT AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

If you wish to use this proxy ballot to vote your shares, please vote, date and sign on the reverse side.

1.

ELECTION OF DIRECTORS: The election of eleven directors, (01) John E. Bares, (02) R. Gerald Buchanan, (03) Jean-Michel Cousteau, (04) John M. Gumersell, (05) Stephen R. Johnson, (06) Gordon G. Kuljian, (07) John P. Odwazny, (08) William A. Owens, (09) Eugene C. Rainis, (10) James C. Rushing III, and (11) George R. Sterner

FOR all nominees listed above (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed above
[___]	[___]

(Instruction: To withhold authority to vote for any nominee, write that nominee’s name on the line below.)

______________________________________________________________________________

2.

Approval of Approval of 2003 Stock Option Plan for Outside Directors and Advisory Board Members.

FOR	AGAINST	ABSTAIN
[___]	[___]	[___]

A-1

3.

Approval of 2003 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
[___]	[___]	[___]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted for Proposals 1, 2 and 3.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please disregard if you have previously provided your consent decision.

Signature                                                                                     Dated:                       , 2003

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY BALLOT PROMPTLY USING THE ENCLOSED ENVELOPE.

You can view the Annual Report on Form 10-KSB/A and Proxy Statement on the Internet at: http://www.ultrastrip.com/investors/sec_filings

Ultrastrip Systems, Inc.

This Proxy is solicited on behalf

3515 S.E. Lionel Terrace

of the Board of Directors. The Board of

Stuart, Florida 34997

Directors recommends a vote For

Proposals 1, 2 and 3.

PROXY

The undersigned hereby appoints John P. Odwazny and Stephen R. Johnson as Proxies, and each of them with full power of substitution, to represent the undersigned and to vote all shares of common stock of Ultrastrip Systems, Inc. at the Annual Meeting of Shareholders to be held November 17, 2003 or any adjournment thereof, upon all matters coming before the meeting.

Address Change/Comments

A-2

EXHIBIT B

ULTRASTRIP SYSTEMS, INC.

2003 STOCK OPTION PLAN

FOR OUTSIDE DIRECTORS AND

ADVISORY BOARD MEMBERS

1.

PURPOSES OF THE PLAN. This 2003 Stock Option Plan is intended to attract and retain the best available individuals for service as Outside Directors and Director Advisers (each as defined in this Plan) of the Company, and to provide additional incentive to the existing Outside Directors and Director Advisers to continue to serve the Company.

2.

OPTIONS ARE NONSTATUTORY. All options granted under this Plan will be nonstatutory stock options.

3.

DEFINITIONS. As used in this Plan, the following terms shall have the definitions indicated:

a.

“Administrator” or “Plan Administrator” means the Board, the Board’s compensation committee, or any other committee of the Board composed solely of two or more “Non-Employee Directors” as defined in Rule 16b-3(d) promulgated under Section 16 of the Exchange Act.

b.

“Advisory Board” means a board composed of individuals, appointed by the Board, who serve the Company’s Board in an advisory capacity but are not directors, officers or employees of the Company.

c.

“Annual Meeting” means the Company’s regularly scheduled annual meeting of shareholders, as provided for in the Company’s Articles and Bylaws and state law.

d.

“Board” means the Board of Directors of the Company.

e.

“Code” means the Internal Revenue Code of 1986, as amended.

f.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

g.

“Company” means Ultrastrip Systems, Inc., a Florida corporation.

h.

“Director” means a member of the Board.

i.

“Director Adviser” means a member of the Advisory Board.

j.

“Effective Date” means the effective date of this Plan as determined in accordance with Section 8.

k.

“Employee” means any person, including an officer or Director, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

l.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

m

“Exchange” means an established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market.

n.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

i.

If the Common Stock is listed on any Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such Exchange for the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

ii.

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

iii.

In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

o.

“Grant Date” means the date that an Option is granted.

p.

“Option” means a stock option granted pursuant to the Plan.

q.

“Option Agreement” means an agreement entered into between the Company and an Optionee reflecting the grant of an Option under this Plan.

r.

“Optioned Stock” or “Optioned Shares” means the shares of Common Stock subject to an Option.

s.

“Optionee” means a Director who holds an Option.

t.

“Outside Director” means a Director who is not an Employee.

u.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

v.

“Plan” means this 2003 Stock Option Plan.

w.

“Pool” means the aggregate maximum number of Shares that may be issued under the Plan, minus the aggregate number of Shares of Optioned Stock and Shares issued upon exercise of Options.

x.

“Section” means a Section of this Plan.

y.

“Securities Act” means the Securities Act of 1933, as amended.

z.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 14.

aa.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

4.

STOCK SUBJECT TO THE PLAN.

a.

Initial Number of Shares in Pool. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be optioned and sold under the Plan is Two Million (2,000,000) Shares of Common Stock. The Shares may be authorized but unissued, or reacquired, Common Stock.

b.

Return of Shares to Pool. If an Option expires or becomes unexercisable in whole or in part without having been exercised in full, the Shares that were subject to unexercised portion of the Option shall be returned to the Pool and be available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Pool and shall not be available for future distribution under the Plan.

5.

ADMINISTRATION AND GRANTS OF OPTIONS UNDER THE PLAN.

a.

Administrator.

i.

The Plan shall be administered by the Administrator, which shall have the power to interpret the Plan, make all determinations necessary for the Plan’s administration and, subject to the restrictions set forth in this Plan and in accordance with the Plan’s provisions, to prescribe, amend and rescind Plan rules.

ii.

No discretion concerning decisions regarding the Plan shall be afforded to any person who is not a “non-employee director” (as defined in Rule 16b-3 promulgated under the Exchange Act).

iii.

All actions taken by the Administrator in the administration and interpretation of the Plan shall be final and binding on the Plan participants. No member of the Board or any committee administering this Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

b.

Procedure for Grants. Subject to Section 15, all grants of Options to Outside Directors and Director Advisors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

i.

No person shall have any discretion to select which Outside Directors or Director Advisors shall be granted Options or to determine the number of Shares to be covered by Options.

ii.

Each Outside Director shall be automatically granted an Option to purchase One Hundred Thousand (100,000) Shares (subject to adjustment as set forth in Section 14) upon the date on which such person first becomes a Director, whether elected by the shareholders of the Company or appointed by the Board to fill a Board vacancy.

iii.

Each Outside Director who is appointed to the Company’s Audit Committee, Compensation Committee, Finance Committee or any other Committee of the Board of Directors that the Compensation Committee shall determine entitles its members to options hereunder (each such Committee, a “Qualifying Committee”) shall automatically be granted an option to purchase five thousand (5,000) shares (subject to adjustment as set forth in Section 14) for each Qualifying Committee upon which s/he serves, to be granted upon the date on which such person first is appointed to such Qualifying Committee by the Board.

iv.

Each Director Adviser shall be automatically granted an Option to purchase Twenty Five Thousand (25,000) Shares (subject to adjustment as set forth in Section 14) upon the date on which such person first becomes a Director Adviser.

v.

On the first business day following the date of each Annual Meeting at which Outside Directors are elected by the Company’s shareholders, each elected Outside Director who has served as a Director for at least the previous twelve (12) months shall automatically be granted an Option to purchase Twenty Five Thousand (25,000) Shares; or, if such Outside Director has been elected by the Board to serve as Chairman of the Board following such annual meeting, s/he shall instead receive an Option to purchase Fifty Thousand (50,000) shares (in either case, subject to adjustment as set forth in Section 14). If the Outside Director has served on the Board for less than the preceding twelve (12) months at the time of his election, then he shall not be granted any Option following such Annual Meeting:

vi.

On the first business day following the date of each annual meeting of the Board, each Director Advisor who has served as a Director Adviser for at least the previous twelve (12) months and has been reappointed to the position of Director Advisor by a vote of the Board of Directors shall be granted an Option to purchase Ten Thousand (10,000) Shares (subject to adjustment as set forth in Section 14). If the Director Adviser has served as a Director Adviser for less than the preceding twelve (12) months at the time of his or her appointment, then s/he shall not be granted any Option following such annual meeting of the Board.

vii.

On the first business day following the date of each annual meeting of the Board, each Outside Director who has served as a member of a Qualifying Committee for at least the previous twelve (12) months shall automatically be granted an Option to purchase five thousand (5,000) shares (subject to adjustment as set forth in Section 14). No option shall be granted with respect to any Qualifying Committee upon which such Outside Director has not served for at least the preceding twelve (12) months.

viii.

Notwithstanding any other provision in this Agreement, any grant of an Option before the Company has obtained shareholder approval of the Plan shall be conditioned upon obtaining such shareholder approval.

ix.

Option grants may also be made under this Plan by the Administrator to Outside Directors as compensation for services provided in calendar year 2002 as an Outside Director, Chairman of the Board, member of a Qualifying Committee, or Director Adviser.

6.

OPTION TERMS. Each Option shall have the following terms:

a.

Term. The term of the Option shall be ten (10) years from the Grant Date, except that the term of any Option granted for services provided in 2002 shall be nine (9) years from the Grant Date.

b.

Exercise Price. The Option exercise price per Share shall be 110% of the Fair Market Value per Share on the Grant Date.

c.

Vesting; Exercisability. The Option shall become exercisable for (A) one third (1/3) of the Optioned Shares upon grant, (B) an additional one third (1/3) of the Optioned Shares on the first (1st) year’s anniversary of the Grant Date (making such Option exercisable for a total two thirds (2/3) of the Optioned Shares), and (C) an additional one third (1/3) of the Optioned Shares on the third (3rd) year’s anniversary of the Grant Date (making such Option exercisable for all of the Optioned Shares); provided that:

i.

If Optionee shall cease to serve as a Director or Director Advisor for any reason except death or disability, then that portion of the Option that has not vested and become exercisable on or before the date that Optionee ceases to be a Director or Director Adviser shall expire, and the Optioned Shares that were subject to the unvested portion of the Option that has expired shall be returned to the Shares in the Pool, and the Option shall thereafter be valid only for those Options that vested and became exercisable while Optionee was a Director or Director Advisor; subsequent re-election to the Board, or the subsequent death or disability of Optionee, shall not cause reinstatement of that portion of the Option that has expired; and

ii.

If Optionee shall cease to serve as a Director or Director Advisor due to his or her death or Disability (“Disability” and the date of disability to be determined by the Plan Administrator in the reasonable exercise of its discretion), then any portion of the Option that has not vested and become exercisable prior to Optionee’s death or disability shall immediately and automatically accelerate and become exercisable in full.

d.

Shortfall in Shares in Pool. In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options to exceed the number of shares in the Pool, then the remaining Shares available for Option grants shall be granted under Options only to the Outside Directors, and on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board (subject to Section 15) or the shareholders to increase the number of Shares that may be issued under the Plan or through cancellation or expiration of unexercised Options previously granted under the Plan.

e.

Rule 16b-3. All Options must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from section 16 of the Exchange Act with respect to Plan transactions.

f.

Withholding. If any federal, state, or local income taxes or withholding taxes or other amounts are required by applicable law or regulation to be withheld in connection with the exercise of any Option, the Company may require that the Optionee advance, in cash to the Company, the statutory minimum amount of such withholding.

7.

ELIGIBILITY.

a.

Eligible Optionees. Options may be granted only to Outside Directors and Director Advisers. All Options shall be automatically granted in accordance with the terms of this Plan.

b.

No Rights to Continued Service Conferred by Plan. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or Director Adviser or nomination to serve as a Director or Director Adviser, nor shall it interfere in any way with any rights which the Director, Director Adviser or the Company may have to terminate the Director’s or Director Adviser’s relationship with the Company.

8.

TERM OF PLAN. The Plan shall become effective upon the later to occur of its adoption by the Board or its approval by the shareholders of the Company. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated as provided in this Plan.

9.

FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of:

a.

Cash;

b.

Check;

c.

Promissory note, if approved by the Compensation Committee, upon such terms as are approved by the Compensation Committee, but only if permitted under federal and state securities laws and the listing standards of any Exchange upon which the Company may be listed; or

d.

Any combination of the foregoing methods of payment approved by the Administrator.

10.

EXERCISE OF OPTION.

a.

Time of Exercise; Fractional Shares. Any Option granted hereunder shall be exercisable at any time permitted pursuant to Section 6 and the Option Agreement. An Option may not be exercised for a fraction of a Share. The company shall pay the Optionee cash for fractional shares resulting from any Option exercise.

b.

When Exercised; Rights Upon Exercise. An Option shall be deemed to be exercised when the Company has received: written notice of its exercise in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment allowable under Section 9. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14.

c.

Impact of Exercise on Pool. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option Agreement, by the number of Shares as to which the Option is exercised.

11.

TERMINATION OF DIRECTOR OR DIRECTOR ADVISOR STATUS; DEATH AND DISABILITY.

a.

Termination. In the event an Optionee’s status as a Director or Director Advisor terminates (other than upon the Optionee’s death or Disability or Retirement (defined below)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise the Option on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Option was not exercisable on the date of such termination, and to the extent that it was exercisable but the Optionee does not exercise the Option within the time specified herein, the Option shall terminate. If an Outside Director ceases to be a Director but is a Director Adviser, or if a Director Adviser ceases to be a Director Adviser but is a Director, such change shall not result in termination of any of his or her Options.

b.

Disability. If Optionee’s status as a Director or Director Adviser terminates as a result of Disability, then the Optionee may exercise his or her Option (including for any Optioned Shares as to which vesting has accelerated pursuant to Section 6.c., above), but only within twelve (12) months following the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Option is not exercised within the time specified herein, the Option shall terminate.

c.

Death. In the event of an Optionee’s death, his or her Options may be exercised (including for any Optioned Shares as to which vesting has accelerated pursuant to Section 6.c., above) by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable by the Administrator. If no such beneficiary has been designated by the Optionee, then each such Option may be exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. The Option may be exercised in whole or in part by the Optionee’s designated beneficiary, estate or the person or persons who acquire the right to exercise the Option, but only within twelve (12) months following the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Option is not exercised within the time specified herein, the Option shall terminate.

d.

Retirement from Board. If Optionee has served on the Board of Directors and/or as a Director Adviser for at least five (5) years (whether consecutive or not), and Optionee’s status as a Director or Director Adviser terminates for any reason, other than death or Disability, after Optionee has attained the age of sixty (60) years (herein called a “Retirement”), then Optionee may exercise his or her Option, but only within twelve months (12) months following the date of termination due to Retirement, and only to the extent that the Optionee was entitled to exercise the Option on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Option was not exercisable on the date of such termination, and to the extent that it was exercisable but the Optionee does not exercise the Option within the time specified herein, the Option shall terminate. If an Outside Director ceases to be a Director but is a Director Adviser, or if a Director Adviser ceases to be a Director Adviser but is a Director, such change shall not result in termination of any of his or her Options.

12.

REPURCHASE AND REPRICING OF OPTIONS.

a.

Repurchase. Upon approval of the Administrator, the Company may repurchase all or a portion of a previously granted Option from an Optionee by mutual agreement before such Option has been exercised, by payment to the Optionee of cash or Common Stock or a combination thereof with a value equal to the amount per share by which: (i) the Fair Market Value per share of the Common Stock on the business day immediately preceding the date of purchase exceeds (ii) the Option’s per share exercise price. Shares subject to the repurchased Option shall be added to the Pool.

b.

Repricing. Except as otherwise expressly provided in this Plan, unless approved by the shareholders of the Company:

i.

The exercise price for any outstanding Option granted under this Plan may not be decreased after the Grant Date, and

ii.

An outstanding Option that has been granted under this Plan may not, as of any date that such Option has a per share exercise price that is less than the then current Fair Market Value of a Share, be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price.

13.

NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

14.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND REORGANIZATION.

a.

Dissolution or Liquidation of the Company.  Upon the dissolution or liquidation of the Company, all Options that as of such date shall not have been exercised shall terminate and become null and void; provided, however, that if the Options held by an Optionee have not otherwise terminated and expired, the Optionee shall have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

b.

Adjustments. Upon the occurrence of any of the following events, an Optionee’s rights with respect to any Option that has not been exercised in full shall be adjusted as provided below, unless otherwise specifically provided in his or her Option Agreement:

i.

If the Shares of Common Stock shall be subdivided or combined into a greater or smaller number of Shares, or if the Company shall issue any Shares of Common Stock as a stock dividend to all shareholders, on a pro rata basis, on its outstanding Common Stock, then the number of Shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per Share, to reflect such events. If additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to Shares, then the number and type of shares deliverable upon exercise of such Option may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the Option exercise price per share and type of shares subject to the Option to reflect such events.

ii.

If the Company is to be consolidated with or acquired by another entity in a merger or sale of all or substantially all of the Company's assets other than a transaction merely to change the state of incorporation (a “Corporate Transaction”), the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either:

1.

Make appropriate provision for the continuation of such Options by substituting, on an equitable basis, for the Shares then subject to such Options either: the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction, or securities of the successor or acquiring entity;

2.

Upon written notice to the Optionee, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Successor Board, all Options being made fully exercisable for purposes of this subsection), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or

3.

Terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Optioned Shares (either to the extent then exercisable or, at the discretion of the Successor Board, all Options being made fully exercisable for purposes of this subsection) over the exercise price of such Shares under the Options.

iii.

In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding Shares of Common Stock, an Optionee exercising an Option after the recapitalization or reorganization shall be entitled to receive, for the purchase price paid upon such exercise, the number of replacement securities that would have been received if such Option had been exercised immediately prior to such recapitalization or reorganization.

15.

AMENDMENT AND TERMINATION OF THE PLAN.

a.

Amendment and Termination.

i.

The Plan may be amended or terminated by the shareholders of the Company. The Plan may also be amended or terminated by the Administrator, provided that prior to approving any amendment to the Plan, the Administrator shall consult with the Board and/or legal counsel to the Company to determine if the Amendment would (1) require shareholder approval under any federal or state laws or the listing standards of any Exchange upon which the Company is listed, or (2) cause any Director to lose status as an “independent” or “non-employee” director for purposes of federal or state securities laws (including, without limitation, Rule 16b-3) or the listing standards of any Exchange upon which the Company is listed; and any proposed Amendment that meets the criteria in subpart (1) or (2) of this sentence shall require shareholder approval.

ii.

Any amendment or termination of the Plan shall not, without the consent of the Optionee, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Optionees adversely affected, the Administrator may amend or terminate the Plan and the outstanding Option Agreements in a manner adverse to the Optionees. In the discretion of the Administrator, the outstanding Option Agreements under the Plan may be unilaterally amended by the Administrator in a manner consistent with the Plan that is not adverse to the Optionees.

iii.

Termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

16.

CONDITIONS UPON ISSUANCE OF SHARES.

a.

Securities Law Compliance.

i.

Shares shall not be issued pursuant to the exercise of an Option, unless the exercise of such Option and the issuance and delivery of Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any Exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

ii.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

iii.

Shares issued upon exercise of the Option shall be subject to and imprinted with the following legend, or a substantially similar legend, unless there is an effective registration statement under the Securities Act with respect to Shares in the Pool (the filing of any such registration statement shall be in the Board’s sole and absolute discretion, and no Optionee shall have any right to require that any registration statement be filed or kept effective for issuance or resale of any Optioned Shares):

“The shares represented by this certificate have been acquired for investment and may not be sold or otherwise transferred by any person, including a pledgee, unless (a) either (i) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (ii) the Company shall have received an opinion of legal counsel satisfactory to it that an exemption from registration under such Act is then available, and (b) there shall have been compliance with all applicable state securities laws.”

b.

Regulatory Approvals. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.

RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as are required for issuance under the Plan.

18.

OPTION AGREEMENT. Options shall be evidenced by written Option Agreements in such form as the Administrator shall approve.

19.

SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is approved by the Board.

20.

COMPANY RIGHTS. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure, or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

20.

MISCELLANEOUS. The Plan shall be governed by, and construed in accordance with, the laws of the State of Florida and applicable federal laws. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions thereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

ADOPTED BY ULTRASTRIP SYSTEMS, INC.’s BOARD OF DIRECTORS:                           , 2003.

APPROVED BY THE SHAREHOLDERS:                                    , 2003.

EXHIBIT C

UltraStrip Systems, Inc.

2003 Equity Incentive Plan

SECTION 1

PURPOSE

The purpose of the UltraStrip Systems, Inc. 2003 Equity Incentive Plan is to provide a means whereby UltraStrip Systems, Inc., a Florida corporation (the “Corporation”), may attract able persons to remain in or to enter the employ of the Corporation, a Parent Corporation, or a Subsidiary and to provide a means whereby those employees, officers, and other individuals or entities upon whom the responsibilities of the successful administration, management, planning, and/or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation, a Parent Corporation or a Subsidiary are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan is to provide such employees and individuals or entities with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for granting Common Stock, Incentive Stock Options, options which do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees and individuals or entities as provided herein.

SECTION 2

DEFINITIONS

The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

(a)

Award means, individually or collectively, any Option granted pursuant to the Plan.

(b)

Board means the board of directors of the Corporation.

(c)

Change of Control Value means the amount determined in Clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Corporation in any merger, consolidation, sale or assets or dissolution transaction, (ii) the price per share offered to shareholders of the corporation in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in Clause (i) or Clause (ii), the fair market value per share determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of an Option. If the consideration offered to shareholders of the Corporation in any transaction described in this Paragraph or Paragraphs (d) and (e) of Section 8 consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(d)

Code means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

(e)

Committee shall mean the Compensation Committee of the Board or any other committee of the Board meeting the requirements of Rule 16b-3 and designated by the Board to administer the Plan.

(f)

Common Stock means the common stock of the Corporation.

(g)

Corporation means UltraStrip Systems, Inc.

(h)

Corporate Change means one of the following events:

 (i)

the merger, consolidation or other reorganization of the Corporation in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except common stock of a Subsidiary or Parent Corporation), cash or other property other than: (a) a merger, consolidation or reorganization of the Corporation which would result in the voting stock of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least sixty percent (60%) of the combined voting power of the voting stock of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Corporation; or (b) merger, consolidation or reorganization of the Corporation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than forty-nine percent (49%) of the combined voting power of the Corporation’s then outstanding stock;

(ii)

the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except common stock of a Subsidiary or Parent Corporation);

(iii)

the adoption by the shareholders of the Corporation of a plan of liquidation and dissolution;

(iv)

the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a “group” as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation’s outstanding capital stock whose beneficial membership prior to such acquisition was less than twenty-five percent (25%) or acquisition by a person or entity who currently has beneficial ownership of at least twenty-five percent (25%) which increases such person’s or entity’s beneficial ownership to fifty percent (50%) or more (based on voting power) of the Corporation’s outstanding capital stock; or

(v)

as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board.

Notwithstanding the provisions of clause (iv) above, a Corporate Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause in the preceding list) by any person or entity, including without limitation a “group” as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation’s outstanding capital stock or the requisite percentage to increase their ownership to fifty percent (50%) resulting from a public offering of securities of the Corporation under the Securities Act of 1933, as amended.

(i)

Designated Officer means an officer of the Corporation, such as the President or Chief Operating Officer, who is given authority by the Board or the Committee of the Board to grant options or make stock grants under the Plan.

(j)

Exchange Act means the Securities Exchange Act of 1934, as amended.

(k)

Fair Market Value means, as of any specified date, the closing price of the Common Stock on the NASDAQ (or, if the Common Stock is not listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in such manner as it deems appropriate (such determination will be made in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuations).

(l)

Grant means individually or collectively, any Common Stock granted pursuant to the Plan.

(m)

Grantee means an employee, officer, other individual or entity who has been granted Common Stock pursuant to the Plan.

(n)

Holder means an individual or entity who has been granted an Award.

(o)

Incentive Stock Option means an Option that qualifies as an “incentive stock option” under Section 422 of the Code.

(p)

Nonqualified Stock Option means an Option other than an Incentive Stock Option.

(q)

Non-Employee Director means a director of the Corporation that qualifies as a “non-employee director” for purposes of Rule 16b-3.

(r)

Option means an Award granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Common Stock and Nonqualified Stock Options to purchase Common Stock.

(s)

Option Agreement means a written agreement between the Corporation and an employee with respect to an Option.

(t)

Optionee means an employee, officer, entity or individual who has been granted an Option.

(u)

Parent Corporation shall have the meaning set forth in Section 424(e) of the Code.

(v)

Participants means individuals who are entitled to receive Grants or Awards under this Plan.

(w)

Plan means the UltraStrip Systems, Inc. 2003 Equity Incentive Plan.

(x)

Rule 16b-3 means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

(y)

Stock Appreciation Right or SAR shall mean any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any incentive Stock Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which shall not be less than the Fair Market Value of one Share on such date of grant of the right, or the related Option, as the case may be. Any payment, by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

(z)

Subsidiary means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation, or a corporation in which the Corporation owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of more than fifty percent (50%), except solely with respect to the issuance of Incentive Stock Options the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Section 424(f) of the Code.

SECTION 3

EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall be effective as of the date of its adoption by the Board, provided that the Plan is approved by the shareholders of the Corporation within twelve (12) months before or thereafter and on or prior to the date of the first annual meeting of shareholders of the Corporation held subsequent to the acquisition of an equity security by a Holder under this Plan for which exemption is claimed under Rule 16b-3.

Notwithstanding any provision of the Plan or of any Option Agreement, no Option shall be exercisable and no Common Stock may be granted prior to shareholder approval of the Plan.

The Plan shall be terminated and no further Awards or Grants may be made under the Plan after ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation’s shareholders, whichever is earlier. Subject to the provisions of Section 9, the Plan shall remain in effect until all Options granted under the Plan have been exercised or have expired by reason of lapse of time and all restrictions imposed upon restricted stock awards have lapsed.

Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is granted.

SECTION 4

ADMINISTRATION

(a)

Administration of Plan by the Board; Delegation to Committee. The Plan shall be administered by the Board in compliance with Rule 16b-3, and the Board may designate the Committee to administer the Plan, provided that at all times that it is administering the Plan, the Committee shall be composed solely of two or more Non-Employee Directors and shall meet all other requirements that may be applicable, from time to time, to the Committee under Rule 16b-3. Members of the Board or Committee shall abstain from participating in and deciding matters that directly affect their individual ownership interests under the Plan.

(b)

Powers. Subject to the terms of the Plan, the Board and Committee each shall have authority, in its discretion, to determine which employees, officers, individuals or entities shall receive an Award or Grant, the time or times when such Award or Grant shall be made, whether Common Stock, an Incentive Stock Option or Nonqualified Option shall be granted and the number of shares of Common Stock which may be issued under each Option. In making such determinations, the Board or Committee may take into account the nature of the services rendered by the recipients of Grants or Awards, their present and potential contribution to the success of the Corporation, a Parent Corporation or a Subsidiary, and such other factors as the Board or Committee, in its discretion, shall deem relevant. To the extent consistent with applicable law, the Board or Committee may authorize one or more Designated Officers to make Awards or Grants to a designated class of eligible persons, within limits specifically prescribed by the Board or Committee; provided, however, that no such Designated Officer shall have or obtain authority to make Awards or Grants to himself or herself or to any person subject to Section 16 of the Exchange Act.

(c)

Additional Powers. The Board and Committee each shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Board and Committee each is authorized in its sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award or Grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board or Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Board or Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award or Grant in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Board or Committee on the matters referred to in this Section 4 shall be conclusive.

(d)

Compliance With Code Section 162(m). If, and for so long as, the Corporation, a Parent Corporation or a Subsidiary is a “publicly-held corporation” as defined in Section 162(m)(2) of the Code, the Corporation may establish a Committee composed of outside directors who meet the requirements of Code Section 162(m) to (i) approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Corporation pursuant to Code Section 162(m) and (ii) administer the Plan. In addition, Options under the Plan shall be granted upon satisfaction of the conditions to such grants provided pursuant to Code Section 162(m) and any Treasury Regulations promulgated thereunder.

(e)

Committee’s Authority. In the event a Committee qualifying under Rule 16b-3 and, if applicable, Code Section 162(m) is administering the Plan, all powers reserved to the Board under the Plan shall be exercised by the Committee.

SECTION 5

GRANT OF OPTIONS AND STOCK SUBJECT TO THE PLAN

(a)

Award Limits. The Board or Committee may from time to time grant Awards and/or make Grants to one or more employees, officers, individuals or entities determined by it to be eligible for participation in the Plan in accordance with the provisions of Section 6 of the Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed four million (4,000,000) shares. The aggregate number of shares of Common Stock that may be issued to any Holder and/or granted to any Grantee under the Plan shall not exceed twenty percent (20%) of the aggregate number of shares referred to in the preceding sentence (i.e., 800,000). In addition, no Options shall be granted under the Plan that would cause the total number of shares issuable upon exercise of all outstanding Options to exceed a number of shares which is equal to ten (10%) of the then outstanding shares of Common Stock of the Corporation. Any of such shares which remain unissued and which are not subject to outstanding Options and/or Grants at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Corporation shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award or Grant. To the extent that an Award or Grant lapses or the rights of its Holder or Grantee terminate, any shares of Common Stock subject to such Award or Grant shall again be available for the grant of an Award or making of a Grant. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section 8 of the Plan with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Corporation for those shares acquired pursuant to a Grant, the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Nonqualified Stock Option.

(b)

Stock Offered. The stock to be offered pursuant to an Award or Grant may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.

SECTION 6

ELIGIBILITY

An Incentive Stock Option Award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary. An Award of an Option which is not an Incentive Stock Option or a Grant of Common Stock may be made to an individual who, at the time of Award or Grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary, or, subject to the restrictions of applicable law, to any individual who has been identified by the Board or Designated Officer or Director to receive an Award or Grant due to their contribution or service to the Corporation, including service to members of the Board of Directors of the Corporation, a Parent Corporation or a Subsidiary. An Award or Grant made pursuant to the Plan may be made on more than one occasion to the same person, and such Award or Grant may include a Common Stock Grant, an Incentive Stock Option, a Nonqualified Stock Option, or any combination thereof. Each Award or Grant shall be evidenced by a written instrument duly executed by or on behalf of the Corporation.

SECTION 7

STOCK OPTIONS/GRANTS

(a)

Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Corporation and the Optionee which shall contain such terms and conditions as may be approved by the Board or Committee and agreed upon by the Holder. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent disability, retirement or death on the exercisability of the Option. Under each Option Agreement, a Holder shall have the right to appoint any individual or legal entity in writing as his or her beneficiary under the Plan in the event of his death. Such designation may be revoked in writing by the Holder at any time and a new beneficiary may be appointed in writing on the form provided by the Board for such purpose. In the absence of such appointment, the beneficiary shall be the legal representative of the Holder’s estate.

(b)

Option Period. The term of each Option shall be as specified by the Board or Committee at the date of grant and shall be stated in the Option Agreement; provided, however, that an Option may not be exercised more than one hundred twenty (120) months from the date it is granted.

(c)

Limitations on Exercise of Option. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option; provided, however, that an Option shall be exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date it is granted. An Option may not be exercisable for fractional shares.

(d)

Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Corporation (and any Parent Corporation or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000) (within the meaning of Section 422 of the Code), such excess Incentive Stock Options shall be treated as Nonqualified Stock Options. The Board or Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee’s Options will constitute Nonqualified Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted, the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option, and (ii) such Option by its terms, is not exercisable after the expiration of five (5) years from the date of grant.

(e)

Option Price. The purchase price of Common Stock issued under each Option shall be determined by the Board or Committee and shall be stated in the Option Agreement, but such purchase price shall, in the case of Incentive Stock Options, not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted, and, in the case of Nonqualified Stock Options, not be less than the Fair Market Value of the stock at the time the option is granted, except that the price shall be one hundred ten percent (110%) of the Fair Market Value in the case of any person or entity who owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Parent Corporation or Subsidiary.

(f)

Options and Rights in Substitution for Stock Options Made by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Corporation, of any Parent Corporation or of any Subsidiary as a result of (i) a merger or consolidation of the employing corporation with the Corporation, such Parent Corporation or such Subsidiary, or (ii) the acquisition by the Corporation, a Parent Corporation or a Subsidiary of all or a portion of the assets of the employing corporation, or (iii) the acquisition by the Corporation, a Parent Corporation or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

SECTION 8

RECAPITALIZATION OR REORGANIZATION

(a)

Except as hereinafter otherwise provided, Awards or Grants shall be subject to adjustment by the Board and Committee, each at its discretion, as to the number and price of shares of Common Stock in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Options or Common Stock.

(b)

The existence of the Plan and the Awards and/or Grants made hereunder shall not affect in any way the right or power of the Board or the shareholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of the Corporation, a Parent Corporation or a Subsidiary or their business, any merger or consolidation of the Corporation, a Parent Corporation or a Subsidiary, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, a Parent Corporation or a Subsidiary, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

(c)

The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if and whenever, prior to the expiration of an Option theretofore granted, the Corporation shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Corporation, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

(d)

If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

(e)

In the event of a Corporate Change, unless otherwise deemed to be impractical by the Board, then no later than (i) two business days prior to any Corporate Change referenced in Clause (i), (ii), (iii), (v) or (vi) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Board, acting in its sole discretion without the consent or approval of any Optionee or Grantee, shall act to effect the following alternatives with respect to outstanding Options, which acts may vary among individual Optionees and, with respect to acts taken pursuant to

Clause (i) above, may be contingent upon effectuation of the Corporate Change: (A) in the event of a Corporate Change referenced in Clauses (i), (ii) and (vi), acceleration of exercise for all Options then outstanding so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate; (B) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v) require the mandatory surrender to the Corporation by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Board, in which event the Board shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares; (C) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding); (D) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Corporation, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option; or (E) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), cancel the Options granted if the Fair Market Value of the Common Stock underlying the Options is below the Option exercise price.

(f)

Except as herein expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted, or the purchase price per share of Common Stock subject to Options.

SECTION 9

STOCK APPRECIATION RIGHTS

Stock Appreciation Rights may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Nonstatutory Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercised. The Board or Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 10

AMENDMENT OR TERMINATION OF THE PLAN

The Board or Committee, each in its discretion, may terminate the Plan or any Option or Grant or alter or amend the Plan or any part thereof or any Option from time to time; provided that no change in any Award or Grant previously made may be made which would impair the rights of the Holder or Grantee without the consent of the Holder or Grantee, and provided further, that the Board may not, without approval of the shareholders, amend the Plan:

(a)

to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan upon exercise or surrender of Options or upon Grants;

(b)

to change the minimum Option exercise price;

(c)

to change the class of employees eligible to receive Awards or Grants, or increase materially the benefits accruing to employees under the Plan;

(d)

to extend the maximum period during which Awards may be granted or Grants may be made under the Plan;

(e)

to modify materially the requirements as to eligibility for participation in the Plan; or

(f)

to decrease any authority granted to the Board hereunder in contravention of Rule 16b-3.

SECTION 11

OTHER

(a)

No Right to an Award or Grant. Neither the adoption of the Plan nor any action of the Board, Committee or Designated Officer shall be deemed to give an employee any right to be granted an Option to purchase Common Stock, to receive a Grant or to any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Corporation, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award or Grant.

(b)

No Employment Rights Conferred. Nothing contained in the Plan or in any Award or Grant made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Corporation or any Parent Corporation or Subsidiary, or (ii) interfere in any way with the right of the Corporation or any Parent Corporation or Subsidiary to terminate his or her employment at any time.

(c)

Other Laws; Withholding. The Corporation shall not be obligated to issue any Common Stock pursuant to any Award granted or any Grant made under the Plan at any time when the offering of the shares covered by such Award has not been registered (or exempted) under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Corporation or the Board deems applicable and, in the opinion of legal counsel for the Corporation, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Corporation shall have the right to deduct, in connection with all Awards or Grants, any taxes required by law to be withheld and to require from Grantees and Holders any payments necessary to enable the Corporation to satisfy its withholding obligations as to such Grantee or Holder. The Board or its Committee may, under certain circumstances, permit the Holder of an Award or Grant to elect to surrender, or authorize the Corporation to withhold shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation’s withholding obligation, subject to such restrictions as the Board deems necessary to satisfy the requirements of Rule 16b-3 and the Sarbanes-Oxley Act of 2002.

(d)

No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent Corporation or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent Corporation or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent Corporation or Subsidiary as a result of such action.

(e)

Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder’s guardian or legal representative.

(f)

Effect of Death, Disability or Termination of Employment. The Option Agreement or other written instrument evidencing an Award shall specify the effect of the death, disability or termination of employment of the Holder on the Award; provided, however, that an Optionee shall be entitled to exercise his Options (i) at least six (6) months from the date of termination of employment with the Corporation if such termination is caused by death or disability, or (ii) at least thirty (30) days from the date of termination of employment with the Corporation if such termination is caused by reasons other than death or disability.

All outstanding Incentive Stock Options will automatically be converted to a nonqualified Stock Option if the Optionee does not exercise the Incentive Stock Option (i) within three (3) months of the date of termination caused by reasons other than death or disability; or (ii) within twelve (12) months of the date of termination caused by disability.

(g)

Information to Employees. Optionees and Grantees under the Plan shall receive financial statements annually regarding the Corporation during the period the options are outstanding. The financial statements shall not necessarily be prepared in accordance with Florida law or generally acceptable accounting principle.

(h)

Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Award would disqualify the Plan or such Award hereunder, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

(i)

Governing Law. The Plan and securities issued under the Plan shall by construed in accordance with the laws of the State of Florida and all applicable federal law.

ADOPTED BY ULTRASTRIP SYSTEMS, INC.’s BOARD OF DIRECTORS:

             , 2003.

APPROVED BY THE SHAREHOLDERS:                           , 2003.